Consent of Independent Accountants


We hereby consent to the use in the Statement of Additional Information constituting part of this Pre-Effective Amendment No. 6 to the registration statement on Form N-1A (the "Registration Statement") of our report dated September 22, 1997, relating to the statement of assets and liabilities of Deutsche US Money Market Fund and Deutsche Institutional US Money Market Fund (two of eleven separate funds constituting Deutsche Funds, Inc.), which report appears in such Statement of Additional Information, and to the incorporation by reference of our report into the Prospectus which constitutes part of this Registration Statement. We also consent to the reference to us under the heading "Independent Accountants" in such Statement of Additional Information.



/s/ Price Waterhouse LLP
Price Waterhouse LLP
New York, New York
September 22, 1997

                       Consent of Independent Accountants


     We hereby consent to the use in the Statement of Additional Information constituting part of this Pre-Effective Amendment No. 6 to the registration statement on Form N-1A (the "Registration Statement") of our report dated September 22, 1997, relating to the statement of assets and liabilities of US Money Market Portfolio (US Dollar) (one of ten separate portfolios constituting Deutsche Portfolios), which report appears in such Statement of Additional Information, and to the incorporation by reference of our report into the Prospectus which constitutes part of this Registration Statement. We also consent to the reference to us under the heading "Independent Accountants" in such Statement of Additional Information.



/s/ Price Waterhouse
Price Waterhouse
Curacao, Netherlands Antilles
September 22, 1997

                       Consent of Independent Accountants


We hereby consent to the use in the Statement of Additional Information constituting part of this Pre-Effective Amendment No. 6 to the registration statement on Form N-1A (the "Registration Statement") of our report dated September 19, 1997, relating to the statement of assets and liabilities of Deutsche Top 50 World, Deutsche Top 50 Europe, Deutsche Top 50 Asia, Deutsche Top 50 US, Deutsche European Mid-Cap Fund, Deutsche German Equity Fund, Deutsche Japanese Equity Fund, Deutsche Global Bond Fund and Deutsche European Bond Fund (nine of eleven separate funds constituting Deutsche Funds, Inc.), which report appears in such Statement of Additional Information, and to the incorporation by reference of our report into the Prospectuses which constitute part of this Registration Statement. We also consent to the reference to us under the heading "Independent Accountants" in such Statement of Additional Information.



/s/ Price Waterhouse LLP
Price Waterhouse LLP
New York, New York
September 19, 1997

                       Consent of Independent Accountants


We hereby consent to the use in the Statement of Additional Information constituting part of this Pre-Effective Amendment No. 6 to the registration statement on Form N-1A (the "Registration Statement") of our report dated September 19, 1997, relating to the statement of assets and liabilities of Top 50 World Portfolio (US Dollar), Top 50 Europe Portfolio (US Dollar), Top 50 Asia Portfolio (US Dollar), Top 50 US Portfolio (US Dollar), Provesta Portfolio (US Dollar), Investa Portfolio (US Dollar), Japanese Equity Portfolio (US Dollar), Global Bond Portfolio (US Dollar) and European Bond Portfolio (US Dollar) (nine of ten separate portfolios constituting Deutsche Portfolios), which report appears in such Statement of Additional Information, and to the incorporation by reference of our report into the Prospectus which constitutes part of this Registration Statement. We also consent to the reference to us under the heading "Independent Accountants" in such Statement of Additional Information.



/s/ Price Waterhouse

Price Waterhouse
Curacao, Netherlands Antilles
September 19, 1997